Some of our Q3 2017 highlights… Zendesk turns 10 We’re growing up so fast… (Our founders c. 2007) Exhibit 99.3

114,000 customer accounts Thanks , ~ 40% y/y revenue growth

2,000 employees Oct 2017 New products Answer Bot Chat Enterpris e Talk Enterprise

Oct 25–27 Not bad for a tween.

Exhibit 99.3

Zendesk turns 10

Some of our Q3 2017 highlights...

We're growing up so fast...

(Our founders c. 2007)



Thanks,

GitHub

mediaocean

First Utility
Knowledge is Power

~114,000
customer
accounts

MERLIN
ENTERTAINMENTS GROUP

Betterment


LIBERTY
2005
D

40% y/y
revenue growth


2,000
employees
Oct 2017


New
products
Answer Bot
Talk Enterprise
Chat Enterprise

Relate LIVE

by zendesk

Oct 25–27



Not bad for
a tween.